NEW AGE BEVERAGES CORPORATION

DENVER COLORADO

ESTD 2003

xing tea

Natural Premium Green Tea

búcha

live kombucha

aspen pure

xing ENERGY

Building the World's Largest Healthy Functional Beverage Company



Forward Looking Statements

This document and its contents are confidential to the person(s) to whom it is delivered and should not be copied or distributed, in whole or in part, or its contents disclosed by such person(s) to any other person. Any party receiving and/or reviewing this material agrees to maintain all information received in the strictest confidence and shall not disclose to any third parties any information contained herein and, upon review hereof, agrees that any unauthorized disclosure by any party will result in irreparable damage for which monetary damages would be difficult or impossible to accurately determine. Recipients recognize, and hereby agree, that the proprietary information disclosed herein represents confidential and valuable proprietary information to New Age Beverages Corporation and, therefore, will not, without express prior written consent, disclose such information to any person, company, entity or other third party.

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Bottled Water now largest global beverage segment, 'better for you' emerging

Global Beverage Sales 2015
By Segment $870 Billion


Bottled Water
$326B
Juices
$97B
Sports
$44B
RTD Tea
$51B
RTD Coffee $56B
Energy $39.38
Functional Water $8.9B
Coconut Water $3.3B
Kombucha $1.6B
CSD
$251B

US Beverage Sales 2015
By Segment $180 Billion


Bottled Water
$33.6B
Juices
$30.2B
Sports
$24.7B
RTD Tea $6.3B
RTD Coffee $2.0B
Energy $13.4B
Functional Water $3.9B
Coconut Water $1.2B
Kombucha $0.5B
CSD
$70.6B

Source: Euromonitor, Quartz, Spins, WSJ, Markets and Markets, Jefferies, Beverage Business Insights, IRI, Nielsen

All regions growing, but Asia Pacific, especially China and SEA specifically leading growth

Global Beverage Sales by Region 2012-2017P



(in USD 000)
Asia Pacific
Latin America
Western Europe
North America
Eastern Europe
ME/Africa
Australasia
+35.4%
+19.7%
+4.1%
+3.4%
+9.1%
+29.8%
+1.0%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
2017P
2012

Source: Euromonitor, VDMA

Better for you driving growth, CSD and other high sugar beverages under pressure

Global Beverages '10-'15 Segment Growth


Kombucha
40%
Coconut Water
29%
RTD Coffee
11%
Functional Water
9%
Energy
6%
RTD Tea
10%
Bottled Water
10%
Sports Drinks
8%
CSD's
3%
Juices
-3%
-10%
0%
10%
20%
30%
40%
50%

US Beverages '10-'15 Segment Growth


Kombucha
35%
Coconut Water
22%
RTD Coffee
19%
Functional Water
12%
Energy
10%
RTD Tea
8%
Bottled Water
7%
Sports Drinks
3%
CSD's
-2%
Juices
-4%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%

Source: Euromonitor, Quartz, Spins, WSJ, Markets and Markets, Jefferies, Beverage Business Insights, First Beverage Group IRI, Nielsen

CSD consumption dropping rapidly in the US, new, better for you segments overtaking

US Beverage Per Capita Consumption 2003-2018P



(Per Capita Consumption)
900
800
700
600
500
400
300
200
100
0
836
644
551
-3.1%
+4.2%
129
265
324
+2.8%
150
233
267
Carbonated Soft Drinks
Bottled Water
Better For You¹

Source: Euromonitor, Quartz, Spins, WSJ, Markets and Markets, Jefferies, Beverage Business Insights, First Beverage Group, IRI, Nielsen

[1] Defined as Functional Waters, RTD Tea, Dairy, Sports, Energy

Hydration & functional benefits driving increase in bottled water and new segments

US Per Capita Consumption Based on Consumer Need States



1200
(Per Capita Consumption)
1000
800
600
400
200
0
867
704
399
419
749
967
428
470
Refreshment
Health & Wellness
Hydration
Functional
2003
2013

Source: Euromonitor, Quartz, Spins, WSJ, Markets and Markets, Jefferies, Beverage Business Insights, First Beverage Group, IRI, Nielsen

Retailers Under Significant Pressure Due to Fundamental Shifts with Historic Profit Drivers

Major Convenience Store Category	2015 Revenue Trend	Change Driver	Replacement	Margin Impact
Gas	(1.1%)	Supply	N/A	↓↓
Tobacco	(2.1%)	Health, Convenience	E-cigs, pouch, roll your own, but too small to offset	↓↓
Beer	(1.8%)	Maturity, Lack of Innovation	Craft, imports, but too small to offset	↘
CSD	(1.4%)	Health	Functional, non-carbs, Bottled water	↘
Snacks	0.7%	Indulgence	Healthier, organic choices entering	↗
Fresh	4.0%	Health	Healthier, organic choices entering	↑
Other Beverages	3.1%	Health	New choice vs. CSDs	↑

Source: Nielsen, Wells Fargo, Industry and Competitive Reports

Growth coming from smaller companies and brands, big companies beginning to struggle



$200
$150
$100
$50
$-
(in USD Bil)
$35 Billion for Small Brands
$60B
Small Brands
$95B
Big Brands
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: Euromonitor, Quartz, Spins, WSJ, Markets and Markets, Jefferies, Beverage Business Insights, IRI, Nielsen, Statista, First Beverage Group, Jeffries, Pew Research, CNBC, BevNet, Beverage Digest, Beverage Business Insights

Small brands in Coffee/RTD Coffee posted the largest growth of any category

3-Year Growth of Small Players Relative to Category


(% Growth)
RTD Coffee/Tea
Snack Bars
Dairy
Soup
Frozen Food
Ready Meals
Oils/Fats
Snacks
Sauces, Dressings
Deli Meat
Ice Cream
Frozen Poultry
Bakery
Rice
Juice
Confectionery
Baby Food
CSD's
Sports Drinks
Energy Drinks
Bottled Water
Pasta
-5%
0%
5%
10%
15%
20%
25%
30%

Source: Euromonitor, Booz & Company Analysis

Dynamics rapidly changing amongst top 60 global non-alcoholic beverage companies

Non-Alcoholic Beverage Company Rankings 2015

Rank	Company	2015 Sales	Rank	Company	2015 Sales
1	The Coca-Cola Co.	$44,294	31	C&C Group PLC	$783
2	PepsiCo Inc.	$29,636	32	Rockstar Inc.	$716
3	Nestlé SA	$24,477	33	Talking Rain Beverage Co.	$659
4	Suntory Holdings Ltd.	$22,410	34	Peet's Coffee & Tea Inc.	$650
5	Starbucks Corp.	$19,200	35	National Beverage Corp.	$646
6	Unilever Group	$11,570	36	Florida's Natural Growers	$602
7	Red Bull GmbH	$7,947	37	Big Red/All Sport	$501
8	Dr Pepper Snapple Group	$6,282	38	Polar Beverages	$450
9	Jacobs Douwe Egberts	$5,693	39	Farmer Bros. Co.	$444
10	Danone Group	$5,370	40	GT Synergy	$415
11	The Wonderful Co.	$4,800	41	Sunny Delight Beverages Co.	$414
12	Keurig Green Mountain	$4,500	42	Sodastream International Ltd.	$413
13	Whitewave Foods Co.	$3,300	43	Vita Coco	$400
14	Ito En Group	$3,228	44	Tree Top Inc.	$397
15	JDB Group	$3,009	45	Tampico Beverages Inc.	$335
16	Cott Corp.	$2,944	46	Harvest Hill Beverage Corp.	$282
17	Campbell Soup Co.	$2,777	47	Langer Juice Co. Inc.	$183
18	Monster Beverage Corp.	$2,720	48	Carolina Beverage Corp.	$182
19	J.M. Smucker Co.	$2,676	49	Jamba Inc.	$162
20	Refresco-Gerber	$2,257	50	R.C. Bigelow Inc.	$160
21	Britvic Plc.	$1,856	51	Old Orchard Brands	$157
22	Niagara Bottling LLC	$1,834	52	Bai Brands	$125
23	Glanbia PLC	$1,551	53	The Hain Celestial Group	$120
24	Lassonde Industries Inc.	$1,449	54	Lifeway Foods	$119
25	The Kraft Heinz Co.	$1,375	55	Brooklyn Bottling	$95
26	Tata Global Beverages Ltd.	$1,330	56	Welch's	$82
27	Living Essentials LLC	$1,272	57	Sun Orchard Inc.	$73
28	Arizona Beverage Co.	$1,250	58	Crystal Rock Holdings Inc.	$73
29	Hormel Foods LLC	$1,103	59	New Age Beverage Corporation	$58
30	Ocean Spray Cranberries	$1,096	60	Hint Water	$56

Source: Euromonitor, Booz & Company Analysis

As a result, consolidation accelerating and majors all establishing venture funds

xing tea | búcha live kombucha | aspen pure | xing energy

Major Recent Beverage Investments/Acquisitions

Target	Investor/Acquirer
Sun Orchard	*Private Equity*
	ITO EN
Blue Buddha	*Private Equity*
	SAPPORO
Gloria Jean's Coffees	*Private Equity*
ISOPURE	glanbia performance nutrition
SO Delicious	WhiteWave
INKO'S	*Private Equity*
XYIENCE	Big Red
Mighty Leaf	Peet's Coffee
CytoSport	Hormel Foods
	Lassonde Industries
Juicy Juice	*Private Equity*
Clement Pappas	Lassonde Industries

Target	Investor/Acquirer
suja	Coca-Cola
argo tea	*Private Equity*
Daily Greens	WhiteWave
bai	Dr Pepper Snapple Group
Tumeric Alive	*Private Equity*
hint	*Private Equity*
Monster Beverage Corporation	Coca-Cola
Sambazon	*Undisclosed*
essentia	*Private Equity*
Vita Coco	Red Bull
KeVita	pepsi
búcha live kombucha	American Brewing Co.
xing tea	New Age Beverages Corporation
BodyArmor SuperDrink	Dr Pepper Snapple Group
WhiteWave	Danone

Target	Investor/Acquirer
DS Waters	Cott
Orchard	Hain Celestial
spindrift	*Private Equity*
Project Juice	*Private Equity*
sipp	*Private Equity*
Health Ade	Coca-Cola
GoodBelly	*Private Equity*
Eden	Cott
RUNA clean energy	*Private Equity*
High Brew Coffee	*Undisclosed*
Green Mountain Coffee	Coca-Cola
Juice Tyme	*Private Equity*
ZICO	Coca-Cola
Caribou Coffee	*Private Equity*

The Company



New Age has integrated multiple platforms on which to drive organic growth

- **August 2016**
  - New Age Beverages Corporation Formed
- **June 2016**
  - Búcha, Inc acquires XingTea®, New Age, and AspenPure®
- **May 2016**
  - American Brewing Company sale finalized, Focuses on Búcha
- **April 2015**
  - American Brewing acquires Búcha; Begins sale of Brewery Process
- **2009 - 2014**
  - XingTea® expands to 46 states, 10 countries; New Age expands to 4,500 outlets
- **2008**
  - XingTea® develops own DSD network, Cott changes strategy, Xing exits relationship
- **2006-2007**
  - XingTea® forms distribution agreement to develop DSD and production network with Cott Corporation
- **2005**
  - Pizza Hut Founder Dan Carney Acquires Controlling interest in New Age Beverage, XingTea® founded
- **2004**
  - AspenPure® founded, integrated into New Age Operations
- **2003**
  - New Age Beverage (Colorado Distributor) Established

The Acquisition

Financials

Revenue:	>$50MM
Inventory/Receivables:	>$10MM
EBITDA:	>$2.2MM
Assets:	>$7.5MM
Cost and Revenue Synergies:	>$7.5MM

Cash at Closing:	>$8.5MM
Seller Note:	>$4.5MM
Equity in nBev:	>$5.9MM

Infrastructure/Capabilities

National sales team
Own DSD, + National network
Own Manufacturing, + network of facilities
Warehousing, Inventory Mgt. Systems
Financial controls, Depth of resources

Funding via new bank debt:	@ 3.7%
Secondary, interest >12 months:	@ 1%/yr
Based on 30 day VWAP:	@4.3 MM shares

Selected Balance Sheet Data

(US$ MM)	As of June 30, 2016
Total Current Assets (Receivables, Inventory)	$11.1
Total Property, Plant, & Equipment, net	$7.5
Investments, Other Assets	$20.5
Total Assets	$39.1
Total Current Liabilities	$6.6
Total Debt	$13.3
Total Liabilities	$19.9

nBev Points of Difference

- Excellent brands
- Strong DSD distribution network
- Marketing, consumer connection expertise
- Infrastructure, organizational capabilities
- Experienced leadership team

nBev Points of Difference

Excellent brands

- Preferred flavor by 43%
- Proprietary production process -> No aftertaste and 9 months shelf life; consistency, quality
- Up 353% last 3 years, up **82.9%** in largest customer last 12 months
- Organic, w/>2Billion probiotics, but can be distributed ambiently

búcha live kombucha



sparkling
kombucha tea
búcha
live kombucha

kom búcha® with me

nBev Points of Difference

Excellent brands


aspen
pure



Where's *your* Aspen?


aspen
pure

- New Digital Media Campaign
- Facebook and Instagram Location Contests
- Branding Giveaways
- Consumer Engagement
- Brand, Packaging, and SKU Evolution

  - ***Aspen Pure PH***
  - ***Aspen Pure Probiotic***
  - ***Aspen Pure Sparkling***

nBev Points of Difference

Excellent brands

AMA-xing


Ginseng & Honey
xing tea
Green Tea
Natural
BLUEBERRY
CANE SUGAR
HONEY
Ginseng & Honey
xing tea
Green Tea
and
GINSENG
CANE SUGAR
HONEY

xing tea
Natural Premium Green Tea
CANE SUGAR

xing ENERGY


CANE SUGAR
xing ENERGY
CANE SUGAR
MAD MELON
ENERGY DRINK
CANE SUGAR
xing ENERGY
CANE SUGAR
GRAPEFRUIT
ENERGY DRINK

- One of the Top 20 brands in RTD Tea
- All Natural, GMO Free, Kosher, Pure Cane Sweetened with award winning flavors, 1st place of 250 tea brands
- Distribution in 46 states and > 10 countries internationally
- Now expanding with XingEnergy, "Healthy Energy" - broadening distribution

XingTea® - Comparison

AriZona | Lipton | xingtea Natural Premium Green Tea

Tea	1x	4x	10x
No HFCS	✗	✗	✓
Pure Cane Sugar	✗	✗	✓
All Green Tea-Based	✗	✗	✓
Non GMO	✗	✗	✓
Not Pre-Priced	✗	✓	✓
12 pack	✗	✓	✓
Calories/Serving	90	150	60
Taste	**#6**	**#4**	**#1**

nBev Points of Difference

Distribution Network

- >4,500 total outlets covered
- >60 Brands, >600 Sku's
- 22 Truck Routes
- >$30MM Sales, CAGR >10%
- 4 Unique Hispanic routes
- 20+ Person Merchandising Team
- 20+ Person Sales team
- One of the largest independent DSD distributors in US

Marketing Expertise





xingtea
All Natural Premium Green Tea





Infrastructure



Dedicated National Production Network
Shipping Efficiencies and Scale
Low-Cost In-Store Marketing Strategy
ERP Systems Integrating Operations
Lean Overhead Structure

People	Depth of Experience in Beverage Operations
Process	Focused Routines, Dashboards & Metrics across functions
Systems	Robust ERP, financial and inventory management systems
Information	Data->Information->Insight to optimize performance
Environment	New "Ownership" Corporate Culture being cascaded

Leadership Team

	Selected Prior Experience	Key Expertise
Brent David Willis Chief Executive Officer	Kraft, Coca-Cola, ABInBev, Colt	• 15+ years C-Level experience in global public and private companies • 15+ years Beverage experience, building companies and operations
Chuck Ence Chief Financial Officer	Pepsi, Quantum, New Age	• 15+ years as a private company CFO and Controller for Pepsi • 22+ years in the Beverage Industry
Scott LeBon CEO, NABC, Inc.	7UP, New Age	• 15+ years leading, developing New Age Beverage Operations • 30+ years in the Beverage Industry
Tom LeBon President - North America	7UP, New Age	• 15+ years leading, developing New Age Beverage Sales • 26+ years in the Beverage Industry
Josh Hillegas VP - Distribution	New Age	• 15+ years experience with New Age Beverages • Depth of Experience in Sales, Distribution, Operations
Mike Carwin VP - Supply Chain	7UP, New Age	• 15+ years experience with New Age Beverages • Depth of Experience in Supply Chain, Procurement

Perceptual Map depicts opportunity with newer, smaller companies - growth drivers of the future


More Educated Consumers
Traditional Consumers
High Sugar, High Image
Healthy, Better for You
Essentially all newer, smaller companies

Mission and Objectives



Become the World Leader in Healthy Functional Beverages

…with a full portfolio of healthy functional beverages,
in all relevant packages/formats,
distributed in all relevant channels,
across all relevant global markets

Segment:	**RTD Tea**	**Energy**	**Kombucha**	**Functional Water**
US $ Size:	$6.3 Bil	$13.5 Bil	$529MM	$3.9 Bil
Growth:	+7.6%/yr	+9.9%/yr	+35%/yr	+11.5%/yr

Keys to success, fundamental capabilities needed to capture opportunity

1) New Age must be unrelenting on culture adoption and embodiment

2) New Age must consistently drive organic growth via distribution expansion
   - *Key account partnerships…worldwide*
   - *Own, networked DSD, hybrid structure*
   - *Growth from driving brands in existing and new segments*
   - *Model for awareness, consideration and trial*

3) New Age must close a few selected accretive acquisitions (in complementary segments) and must be able to efficiently integrate new companies, capture synergies, and integrate into the culture

4) New Age must be differentiated/best in class in:
   - *New (high ROI) marketing to smart, connected consumers*
   - *Sales, distribution, in-store merchandising execution*
   - *Healthy functional beverage product development/R&D*

5) New Age must be a lean, cost cutting machine to drive cash and profitability and must have access to growth capital for expansion

Financial Summary



New Age Beverages Consolidated P&L

- *2015 Revenue Growth +6.5% vs. PY*
- *Xing delivered >$2.0MM in adjusted EBITDA, offset by Bucha standalone losses*
- *April 2015 Bucha acquisition and ABRW disposition one-time costs imbedded in OPEX*

New Age Beverages Consolidated Income Statement	Consolidated 2014	% of Sales	Consolidated 2015	% of Sales	% chg
Total Gross Sales	$46,688,692		$50,261,818		7.7%
Total Sales Discounts & Returns	-$3,735,095	-9.2%	-$4,523,564	-9.1%	21.1%
Net Sales	$42,953,597	100.0%	$45,738,254	100.0%	6.5%
Total Cost of Goods Sold	$33,214,000	77.3%	$35,690,462	78.0%	7.5%
Gross Profit	$9,739,597	22.7%	$10,047,792	20.8%	3.2%
Total G&A Expenses	$7,940,899	18.5%	$8,683,042	12.0%	9.3%
Total Sales & Marketing Expenses	$578,970	1.3%	$260,625	1.2%	-55.0%
Total Depreciation & Amortization	$423,281	1.0%	$504,448	1.1%	19.2%
Total Other G&A Expenses	$470,193	1.1%	$272,761	4.0%	-42.0%
Total Expenses	$9,413,343	21.9%	$9,720,876	18.3%	3.3%
Net Operating Income	$326,245	0.8%	$327,186	0.7%	n/a
Interest Expense	-$1,109,461	-2.6%	-$937,846	-2.1%	n/a
Recurring Equity Brand Sales	$114,361	0.3%	$551,537	1.2%	n/a
Non-Recurring, One-Time Expenses	$227,450	0.5%	$893,250	2.0%	n/a

2015 Consolidated EBITDA bridge

- *Although there is some opportunity in G&A, and ≈$900K of 2015 one-time acquisition/disposition costs will be eliminated, most significant P&L opportunity is in COGS improvement*



(in USD MM)
2015 Consolidated Adjusted EBITDA Bridge
$60
$50
$40
$30
$20
$10
$0
$50.2
$4.2
$40.3
$0.3
$8.7
$0.3
$0.9
$2.2
2015 Actual Sales
Discounts/ Returns
COGS
A&P
G&A
Equity Sales
One-Time Expenses
2015 Adjusted EBITDA

Includes one-time, non-recurring expenses addbacks and equity sales

2016 1st Half Consolidated Income Statement

- *Slower Q12016 topline in Xing, offset by excellent Q2 in all business units*
- *Significant investments made in people in Q2 in largest division*
- *Numerous one time costs associated with beginning of acquisition*

New Age Beverages Consolidated Income Statement	Consolidated 2015 1st Half	% of Sales	Consolidated 2016 1st Half	% of Sales	% chg
Total Gross Sales	$27,226,878		$26,480,825		-2.7%
Total Sales Discounts & Returns	$2,733,877	10.0%	-$2,442,475	-9.2%	
Net Sales	$24,493,001	100.0%	$24,038,350	100.0%	-1.9%
Total Cost of Goods Sold	$19,071,487	77.9%	$18,819,835	78.3%	-1.3%
Gross Profit	$5,421,514	22.1%	$5,218,515	21.7%	-3.7%
Total G&A Expenses	$3,598,700	14.7%	$4,608,071	19.2%	28.0%
Total Sales & Marketing Expenses	$378,196	1.5%	$211,439	0.9%	-44.1%
Total Depreciation & Amortization	$213,141	0.9%	$254,221	1.1%	19.3%
Total Other G&A Expenses	$155,336	0.6%	$105,141	0.4%	-32.3%
Total Expenses	$4,345,373	17.7%	$5,178,872	21.5%	19.2%
Net Operating Income	$1,076,141	4.4%	$39,643	0.2%	n/a
Interest Expense	-$631,055	-2.6%	-$614,096	-2.6%	n/a
Recurring Equity Sales/Other Income	$166,148	0.7%	$13,954	0.1%	n/a
Non-Recurring, One-Time Expenses	$289,624		$493,026		n/a

Business Model & Key Metrics

P&L Component	Target
Revenue Growth	**7-10%/year**
Gross Margin	**10-12%/year**
Sales/Marketing Expenses	**8-10% of net sales** (Over time)
All other Operating Expenses	**<5%/year**
EBITDA Margin	**+1.5-2 basis points/year**

Strat plan '17 - '19 revenue contribution comes primarily from organic growth

Strategic Plan Building Blocks - By Growth Driver
Revenue Contribution '17 – '19



(in USD MM)
$400
$350
$300
$250
$200
$150
$100
$50
$0
2016 LE
Category Growth @10%
DSD Expansion
US Distribution Expansion
International Penetration
New Products/ Aspen
External Growth
2019 Strategic Plan
Current
Strategic Plan
Stretch Plan

Summary

- Changes in consumer spending patterns and retail environment, coupled with resulting competitor distractions, creates an opportunity for New Age
- New Age has the business and financial foundation to address the opportunity and create something of significance. 5 keys to success:
    1) *Build strong, accountable and performance metric-driven culture*
    2) *Expand distribution, US and International*
    3) *Close a few selective, accretive acquisitions*
    4) *Develop best in class capability in marketing, Sales execution & R&D*
    5) *Lean cost machine with access to growth capital*
- New Age has a clear roadmap to success, just needs to execute the plan and employ a tremendous sense of urgency to take advantage of window

Public company comparables reveals inefficiency in OTC market

Symbol	Exchange	Revenue (TTM)	Share Price	Price to Sales	Market Capitalization	Shares Outstanding	EBITDA (TTM)
NBEV	OTC	$52.60	$1.45	0.6	$31.7	21.9	$2.30
REED	NYSE	$45.90	$3.38	1.1	$47.0	13.9	-$2.88
CELH	OTC	$17.20	$2.05	4.6	$79.3	38.7	-$4.30
MNST	NASDAQ	$2,722.00	$147.10	10.3	$28,010.0	190.4	$546.70
LTEA	OTC	$1.90	$5.04	19.0	$36.1	7.2	-$5.60
JSDA	OTC	$13.60	$0.41	1.3	$17.2	53.8	-$1.20
KO	NYSE	$44,294.00	$42.30	4.1	$182,740.0	4,320.0	$7,840.00
Group Avg.				4.5			
NASDAQ Avg.				3.2			

NEW AGE BEVERAGES CORPORATION
DENVER COLORADO
ESTD 2003

OTC: nBev

Source: Yahoo Finance, Company Reports

NEW AGE BEVERAGES CORPORATION
DENVER COLORADO
ESTD 2003

xingtea
Natural Premium Green Tea

búcha™
live kombucha

aspen pure
ROCKY MOUNTAIN WATER

xing ENERGY

Building the World's Largest Healthy Functional Beverage Company

